UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: March 3, 2025
(Date of earliest event reported)

Community West Bancshares
(Exact name of registrant as specified in its charter)

CA (State or other jurisdiction of incorporation)	000-31977 (Commission File Number)	77-0539125 (IRS Employer Identification Number)

7100 N. Financial Dr., Ste. 101, Fresno, CA (Address of principal executive offices)		93720 (Zip Code)
559-298-1775 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Common Stock, no par value	CWBC	NASDAQ
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on which Registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers

As previously disclosed in the Current Report on Form 8-K of Community West Bancshares (the “Company”) filed on January 31, 2025, Patrick A. Luis, Chief Credit Officer of Community West Bank (the “Bank”), notified the Bank of his decision to resign from his position with the Bank, effective February 28, 2025. Mr. Luis’s resignation was not the result of a disagreement with the Company or the Bank on any matter relating to the Company’s or the Bank’s operations, policies, or practices.

In connection with Mr. Luis’ resignation, the Company and the Bank entered into a Termination Agreement (the “Agreement”) with Mr. Luis on March 3, 2025. Under the Agreement, Mr. Luis is entitled to all wages and other sums owed to him up to the end of his employment, including payment for all accrued and unused vacation time. Mr. Luis is also entitled to an Accelerated Benefit (as defined in the Agreement) of $30,798 under the Executive Salary Continuation Agreement between the Bank and Mr. Luis dated July 1, 2021, which amount will be fully vested as of February 28, 2025. Furthermore, all of Mr. Luis’ 7,139 unvested shares of restricted stock awarded to him under the Company’s equity incentive plans (the “Unvested Awards”) will become fully vested as of February 28, 2025. If the total of the Accelerated Benefit and the aggregate value of the Unvested Awards as of February 28, 2025, is less than $380,000, the Company will pay Mr. Luis severance pay equal to the difference. The Agreement includes a release of Mr. Luis’ claims in favor of the Company, the Bank, and related parties.

The Agreement is attached as Exhibit 10.1 and incorporated by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

10.1	Termination Agreement by and among the Company, the Bank and Patrick A. Luis

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	March 5, 2025	COMMUNITY WEST BANCSHARES By: /s/ Shannon R. Livingston Shannon R. Livingston Executive Vice President and Chief Financial Officer